Exhibit 32.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, Ellen J. Talles, President, Secretary and Treasurer of Sadhana Equity Investment, Inc. (the “Corporation”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, to my knowledge that:

1. the Annual Report on Form 10-KSB of the Corporation for the period July 5, 2006 (inception) through December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: March 26, 2007

By:	/s/ Ellen J. Talles
Ellen J. Talles
President, Secretary and Treasurer (Principal Accounting Officer)